   As filed with the Securities and Exchange Commission on December 31, 1997

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 CONNECT, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 77-0431045
(State of incorporation or organization)                (IRS Employer
                                                        Identification No.)

515 ELLIS STREET, MOUNTAIN VIEW, CA                     94043-2242
(Address of principal executive offices)                (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                 Name of each exchange on which
     to be so registered                 each class is to be registered
     -------------------                 ------------------------------
            None                                        None

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
                        ------------------------------
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

Incorporated by reference to the information set forth under "Item 5. Other Events" in the Registrant's Form 8-K filed on December 24, 1997 (the "Form 8-K").

Item 2.   Exhibits
          --------

                The following exhibits are filed as a part of this Registration
                Statement:

                1 Specimen certificate for Registrant's Common Stock - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-05901).

                2.1 Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

                2.2 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

                2.3 Certificate of Amendment of Certificate of Incorporation - incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1.

                2.4 Bylaws - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.

                2.5 Amended and Restated Registration Rights Agreement dated July 3, 1996 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.6 to the Registrant's Registration Statement on Form S-1.

                2.6 Form of Proposed Certificate of Designation of Rights Preferences and Privileges of Series A Preferred Stock - incorporated herein by reference to Exhibit 3.4 to the Form 8-K .

                2.7 Form of Exchange Agreement - incorporated herein by reference to Exhibit 4.3 to the Form 8-K.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 31, 1997             CONNECT, INC.

                                    By: /s/ Joseph G. Girata
                                        ----------------------------------
                                        Joseph G. Girata,
                                        Vice President of Finance and
                                        Administration and Chief Executive
                                        Officer

                               INDEX TO EXHIBITS

                                                  Sequentially
 Exhibit                                          ------------
   No.                  Description               Numbered Page
--------                -----------               -------------

   1        Specimen certificate for              Incorporated by
            Registrant's Common Stock --          reference
            incorporated herein by reference to
            Exhibit 4.1 of the Registrant's
            Registration Statement on Form S-1.

   2.1      Certificate of Incorporation --       Incorporated by
            incorporated herein by reference to   reference
            Exhibit 3.1 of the Registrant's
            Registration Statement on Form S-1.

   2.2      Amended and Restated Certificate of   Incorporated by
            Incorporation -- incorporated         reference
            herein by reference to Exhibit 3.3
            to the Registrant's Registration
            Statement on Form S-1.

   2.3      Certificate of Amendment of           Incorporated by
            Certificate of Incorporation -        reference
            incorporated herein by reference to
            Exhibit 3.4 to the Registrant's
            Registration Statement on Form S-1.

   2.4      Bylaws -- incorporated herein by      Incorporated by
            reference to Exhibit 3.2 to the       reference
            Registrant's Registration Statement
            on Form S-1.

   2.5      Amended and Restated Registration     Incorporated by
            Rights Agreement dated July 3, 1996   reference
            between the Registrant and certain
            holders of the Registrant's
            securities -- incorporated herein
            by reference to Exhibit 10.6 to the
            Registrant's Registration Statement
            on Form S-1.

   2.6      Form of Proposed Certificate of       Incorporated by
            Designation of Rights Preferences     reference
            and Privileges of Series A
            Preferred Stock - incorporated
            herein by reference to Exhibit 3.4
            to the Form 8-K.

   2.7      Form of Exchange Agreement -          Incorporated by
            incorporated herein by reference to   reference
            Exhibit 4.3 to the Form 8-K.